UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 4, 2011

TRANSATLANTIC PETROLEUM LTD.

(Exact name of registrant as specified in its charter)

Bermuda	001-34574	None
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Akmerkez B Blok Kat 5-6 Nisbetiye Caddesi 34330 Etiler, Istanbul, Turkey	None
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +90 212 317 25 00

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On August 9, 2011, the Company issued a press release announcing its financial results for the quarter ended June 30, 2011. A copy of the press release is attached hereto as Exhibit 99.1.

The information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 4, 2011, the Board of Directors of TransAtlantic Petroleum Ltd. (the “Company”), appointed Wil F. Saqueton to serve as the Company’s Vice President and Chief Financial Officer, effective immediately.

Mr. Saqueton, age 41, has served as the Company’s Corporate Controller from May 2011 until August 2011 and as a consultant to the Company from February 2011 until May 2011. Prior to joining us, Mr. Saqueton served as the Vice President and Chief Financial Officer of BCSW, LLC, the owner of Just Brakes in Dallas, Texas, from July 2006 to December 2010. From July 1995 until July 2006, he held a variety of positions at Intel Corporation, including Strategic Controller at the Chipset Group, Operations Controller at the Americas Sales and Marketing Organization Division, Finance Manager at the Intel Online Services, Inc. Division and Senior Financial Analyst at the Chipset Group. Prior to 1995, Mr. Saqueton was a Senior Associate at Price Waterhouse, LP. Mr. Saqueton holds a Masters of Business Administration degree from the University of California, Davis.

As the Company’s Vice President and Chief Financial Officer, Mr. Saqueton will be entitled to participate in the TransAtlantic Petroleum Corp. 2009 Long-Term Incentive Plan and the Company’s 401(k), medical, dental and vision plans.

On August 9, 2011, the Company issued a press release announcing Mr. Saqueton’s appointment as Vice President and Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

On August 10, 2011, the Company posted an updated investor presentation to its website at www.transatlanticpetroleum.com. A copy of the investor presentation is attached hereto as Exhibit 99.2.

The information in this Current Report on Form 8-K, including Exhibit 99.2 attached hereto, is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Exchange Act, nor shall it be deemed incorporated by reference in any filing of the Company under the Securities Act or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference to this Current Report on Form 8-K in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description of Exhibit

99.1	Press release, dated August 9, 2011, issued by TransAtlantic Petroleum Ltd.

99.2	TransAtlantic Petroleum Ltd. Investor Presentation, dated August 9, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2011

TRANSATLANTIC PETROLEUM LTD.

By:	/s/ Jeffrey S. Mecom
Jeffrey S. Mecom
Vice President and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

99.1	Press release, dated August 9, 2011, issued by TransAtlantic Petroleum Ltd.

99.2	TransAtlantic Petroleum Ltd. Investor Presentation, dated August 9, 2011.